UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Priority Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
May 7, 2019
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders, or the Special Meeting, of Priority Income Fund, Inc. (“Priority” or the “Fund”), a Maryland corporation, to be held on Thursday, May 30, 2019, at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016.
The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, holders of the outstanding shares of the Fund’s common stock and the outstanding shares of the Fund’s preferred stock, voting together as a single class (“stockholders”), will be asked to approve an investment advisory agreement between the Fund and Priority Senior Secured Income Management, LLC.

It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote in person at the Special Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (888) 887-1266.
Further, from time to time the Fund may repurchase a portion of its common and preferred stock and are notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 30, 2019
To the Stockholders of Priority Income Fund, Inc.:
The special meeting of stockholders, or the Special Meeting, of Priority Income Fund, Inc. (“Priority” or the “Fund”), a Maryland corporation, will be held at 10 East 40th Street, 44th Floor, New York, New York 10016, on Thursday, May 30, 2019, at 10:00 a.m., Eastern Time, for the following purposes:

•	To approve the investment advisory agreement between the Fund and Priority Senior Secured Income Management, LLC.

•	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record of the Fund’s outstanding common or preferred stock at the close of business on May 1, 2019. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the combined proxy statement and on the enclosed proxy card. If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote in person at the Special Meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (888) 887-1266.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
May 7, 2019

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting, revoke your proxy, and vote your shares in person.

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
Special Meeting of Stockholders
This proxy statement, or Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Priority Income Fund, Inc. (“Priority” or the “Fund”), a Maryland corporation, for use at our special meeting of stockholders, or the Special Meeting, to be held on Thursday, May 30, 2019, at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof.
The Board has fixed the close of business on May 1, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 27,513,056 shares of Priority’s common stock were issued and outstanding. As of the Record Date, 3,970,000 shares of Priority’s preferred stock were issued and outstanding. Each share of the common and preferred stock (regardless of share class) is entitled to one vote.
This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about May 7, 2019.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Special Meeting for the Fund will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Special Meeting and incur additional expenses to continue to solicit additional votes.
We have engaged AST Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions your shares will be voted FOR the approval of the New Advisory Agreement (as defined below).
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Special Meeting. Any stockholder of record attending the Special Meeting may vote in person whether or not he or she has previously authorized a proxy.
If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Special Meeting only if you obtain proper written authority from your institution or nominee and present it at the Special Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the Record Date. No stockholders of the Fund have any dissenters’ or appraisal rights in connection with any of the proposals described herein.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Special Meeting in person, please contact AST Fund Solutions, LLC, our proxy solicitor, at (888) 887-1266.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 30, 2019
The following materials relating to this Proxy Statement are available at www.proxyonline.com/docs/priorityincomefund2019.pdf:

•	this Proxy Statement; and

•	the accompanying Notice of Special Meeting.

Purpose of Special Meeting
The Special Meeting has been called for the following purposes:

•	To approve the investment advisory agreement (the “New Advisory Agreement”) between the Fund and Priority Senior Secured Income Management, LLC (“PSSIM” or the “Fund’s investment adviser”).

•	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
Quorum Required
A quorum must be present at the Special Meeting for any business to be conducted for the Fund. The Fund’s Bylaws provide that the presence at the Special Meeting, in person or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.
Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
If a quorum is not present at the Special Meeting, the chairman of the Special Meeting or, if there are not sufficient votes to approval a proposal, the stockholders of the Fund who are present at the Special Meeting, may adjourn the Special Meeting for the Fund from time to time to permit further solicitation of proxies.
Votes Required
New Advisory Agreement. The affirmative vote of a majority of the Fund’s outstanding voting securities is required to approve the New Advisory Agreement between the Fund and PSSIM. The Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s voting securities.
Additional Solicitation. If there are not enough votes to approve a proposal at the Special Meeting, the stockholders, by the affirmative vote of a majority of the votes cast for the proposal, may approve the adjournment of the Special Meeting for the Fund with respect to any or all of the proposals, to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposals.
Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of PSSIM, Prospect Capital Management L.P., the operating member of the Fund’s investment adviser, Stratera Holdings, LLC, a member of the Fund’s investment adviser, Destra Capital Managers LLC, a member of the Fund’s investment adviser, and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a fee of approximately $95,000 plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Investment Advisers and Administrator
PSSIM serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PSSIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.
Security Ownership of Certain Beneficial Owners and Management
The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the 1940 Act.
The following table sets forth, as of May 3, 2019, certain ownership information with respect to the Fund’s common stock or preferred stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock or preferred stock and the beneficial ownership of each current director, the Fund’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock or preferred stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock or preferred stock he or she beneficially owns and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding(2)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Shares of Preferred Stock Outstanding(3)
5% or more holders
None
Interested Directors
M. Grier Eliasek(4)	—	—	—	—
Robert F. Muller	—	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	—	—	—
Executive Officers
Kristin Van Dask	—	—	—	—
Michael D. Cohen	9,544	*	—	—
Executive officers and directors as a group	9,544	*	—	—
_______________________________

*	Represents less than one percent.

(1)	The business address of each director and executive officer of the Fund is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Based on a total of 27,590,999 shares of Priority’s common stock issued and outstanding as of May 3, 2019.

(3)	Based on a total of 3,970,000 shares of Priority’s preferred stock issued and outstanding as of May 3, 2019.
(4)    Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.
The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund and equity securities beneficially owned by each director within the same family of investment companies as of May 3, 2019. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes TP Flexible Income Fund, Inc. and Prospect Capital Corporation (collectively, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors
M. Grier Eliasek	None	Over $100,000
Robert F. Muller	None	None
Independent Directors
Andrew C. Cooper	None	None
William J. Gremp	None	$50,000 - $100,000
Eugene S. Stark	None	Over $100,000
_______________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

APPROVAL OF THE NEW ADVISORY AGREEMENT
Background and Reason for Vote

Under the investment advisory agreement, dated May 9, 2013 between the Fund and PSSIM (the “Original Advisory Agreement”), PSSIM has served as the Fund’s investment adviser and has been responsible for the Fund’s overall investment strategy and its implementation since the inception of the Fund. The Board has approved annual renewals of the Original Advisory Agreement in 2015, 2016, 2017 and 2018. The Original Advisory Agreement was last approved by the Board on April 24, 2018 and by stockholders on May 9, 2013. During the fiscal year ended June 30, 2018 the Fund paid $15,649,618 in investment advisory fees to the Advisor.

PSSIM is owned 50% by Prospect Capital Management L.P. (“PCM”), the operating member of PSSIM, which is responsible for making all investment and operational decisions for PSSIM, and 50% by Stratera Holdings, LLC (“Stratera”). PSSIM is led, managed and operated by a team of investment and operations professionals from the investment and operations teams of PCM and its affiliate, Prospect Administration. These PCM individuals are responsible for the day-to-day operations of PSSIM and are responsible for developing, recommending and implementing the Fund’s investment strategy.

As a result of the recent death of an owner of a controlling percentage of Stratera’s voting membership interests (such individual was not involved in any investment or operational activities of PSSIM on behalf of the Fund and did not hold any board, officer or other position at or have any duties to PSSIM or the Fund), there was a “change in control” of PSSIM that resulted in an “assignment,” as such terms are used in the 1940 Act, of the Original Advisory Agreement. Pursuant to Section 9 of the Original Advisory Agreement, as required by Section 15 of the 1940 Act, the “assignment” of the Original Advisory Agreement resulted in its automatic termination. Despite causing a technical “change in control” and “assignment” of the Original Advisory Agreement this individual’s death did not result in any change to the management or investment committee of the Fund, the Board, the management of PSSIM or PSSIM’s board of managers.

The Board held a telephonic meeting on April 19, 2019 at which it unanimously approved an interim investment advisory agreement (the “Interim Advisory Agreement”) with PSSIM, as permitted by Rule 15a-4 of the 1940 Act, which is identical in all material respects to the Original Advisory Agreement except for the date of effectiveness and the term. The Interim Advisory Agreement is effective for up to 150 days from the date of the termination of the Original Advisory Agreement. At an in-person meeting on April 22, 2019, the Board unanimously approved a new investment advisory agreement (the “New Advisory Agreement”), which is identical in all material respects to the Original Advisory Agreement and the Interim Advisory Agreement except for the date of effectiveness and the term of each, to submit for stockholder approval at the Special Meeting of stockholders. If approved by our stockholders, the New Advisory Agreement will have a two-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

The Fund is not aware of any financial condition of PSSIM that is reasonably likely to impair the financial ability of PSSIM to fulfill its commitment to the Fund under the New Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Appendix A.

The 1940 Act requires that the New Advisory Agreement be approved by the Fund’s stockholders in order for it to become effective. At the April 22, 2019 meeting of the Board, and for the reasons discussed below (see “Board Considerations”), the Board, including the directors who are not parties to the Original Advisory Agreement, the Interim Advisory Agreement or the New Advisory Agreement and who are not “interested persons,” as defined in the 1940 Act, of the Fund or PSSIM (the “Independent Directors”), unanimously approved the New Advisory Agreement on behalf of the Fund and unanimously recommended its approval by our stockholders. As described below, the Original Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement are identical in all material respects except for the date of effectiveness and the term of each. In this regard, the Original Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement contain the same terms, conditions, and fee rates, and provide for the same management services to be conducted by PSSIM.

Information Regarding the Investment Adviser

As noted above, PSSIM is owned 50% by PCM and 50% by Stratera. The address of PCM is 10 East 40th Street, 42nd Floor, New York, NY 10016. John F. Barry III is the principal executive officer of PCM, his address is Attn: John F. Barry III, 10 East 40th Street, 42nd Floor, New York, NY 10016 and his principal occupation is serving as the principal executive officer of PCM. PCM, as a limited partnership, does not have any directors. PCM is owned by Mr. Barry. Michael D. Cohen is the principal executive officer of Stratera, his address is Attn: Michael D. Cohen, 14675 Dallas Parkway, Suite 600, Dallas TX 75254 and his principal occupation is serving as the principal executive officer of Stratera. Stratera is a limited liability company and does not have any directors or general partners. Stratera is a private company that is owned by its employees and their respective family members.

Two of the Fund’s five directors are officers of the parent companies to the Adviser. Mr. Eliasek is an officer of PCM and Robert F. Muller is an officer of Stratera. None of the Fund’s independent directors owns securities of or has any other material direct or indirect interest in PSSIM or either of its parent companies. Since June 30, 2018, none of the Fund’s Independent Directors has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which PSSIM, PCM or Stratera, or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Comparison of the Original Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement

The terms of the New Advisory Agreement, including the fees payable to PSSIM by the Fund thereunder, are identical to those of the Original Advisory Agreement and the Interim Advisory Agreement except for the date of effectiveness and the term of each. There is no change in the management fees or incentive fees payable by the Fund to PSSIM. If approved by the Fund’s stockholders, the New Advisory Agreement will expire two years from the date of approval, unless continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act. Below is a comparison of certain terms of the Original Advisory Agreement and the Interim Advisory Agreement to the terms of the New Advisory Agreement. For a more complete understanding of the New Advisory Agreement, please refer to the form of the New Advisory Agreement provided in Appendix A. The summary below is qualified in all respects by the terms and conditions of the form of New Advisory Agreement attached hereto as Appendix A.

Investment Advisory Services.  The investment advisory services to be provided by PSSIM to the Fund under the New Advisory Agreement will be identical to those services currently provided by PSSIM to the Fund under the Interim Advisory Agreement and, before that, under the Original Advisory Agreement. Each of the Original Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement provide that PSSIM shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by, and subject to the supervision of, the Fund’s Board.

Fees.  Under each of the Original Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement, the Fund pays PSSIM the identical fees as described below:

PSSIM is entitled to a fee consisting of two components — a base management fee and an incentive fee based on the Fund’s performance. The base management fee is calculated at an annual rate of 2.0% of the Fund’s total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of the Fund’s total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of PSSIM. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as PSSIM shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. For purposes of this fee “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed under the applicable advisory agreement, administration agreement and investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No incentive fee is payable to PSSIM in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.5%, or the fixed preferred return.

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized) is payable to PSSIM. We refer to this portion of the Fund’s pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide PSSIM with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter.

•
20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to PSSIM once the fixed preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to PSSIM).

Indemnification.  Each of the Original Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement identically provide that, absent willful misfeasance, bad faith or gross negligence in the performance of PSSIM’s duties or by reason of the reckless disregard of PSSIM’s duties and obligations PSSIM and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the them, including without limitation Prospect Administration) shall not be liable to the Fund for any action taken or omitted to be taken by PSSIM in connection with the performance of any of its duties or obligations under the applicable advisory agreement or otherwise as an investment adviser of the Fund, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Fund shall indemnify, defend and protect PSSIM and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them, including without limitation Prospect Administration, each of whom shall be deemed a third party beneficiary of teh applicable advisory agreement) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of PSSIM’s duties or obligations under the applicable advisory agreement or otherwise as an investment adviser of the Fund.

Continuance.  The Original Advisory Agreement originally was in effect for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If our stockholders approve the New Advisory Agreement, the New Advisory Agreement will have a two-year term, with the ability to continue thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act.

Termination.  Each of the Original Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement provide that the Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to the Fund without the payment of any penalty by the Fund or PSSIM on sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the board of directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Stockholder Approval

To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Advisory Agreement was unanimously approved by the Board on April 22, 2019 after consideration of all factors that it determined to be relevant to its deliberations, including those discussed in “Board Considerations” below. The Board also determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

Board Considerations

The Board held a telephonic meeting on April 19, 2019 at which it unanimously approved the Interim Advisory Agreement with PSSIM, as permitted by Rule 15a-4 of the 1940 Act, which is identical in all material respects to the Original Advisory Agreement except for the date of effectiveness and the term of each. The Interim Advisory Agreement is effective for 150 days from the date of the termination of the Original Advisory Agreement. At the in-person meeting held on April 22, 2019, the Board unanimously approved the New Advisory Agreement, which is identical in all material respects to the Original Advisory Agreement and the Interim Advisory Agreement except for the date of effectiveness and the term of each, and approved to submit for stockholder approval at the Special Meeting of stockholders. If approved by the stockholders, the New Advisory Agreement will have a two-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

In connection with the Board’s review of the Interim Advisory Agreement and the New Advisory Agreement, the Independent Directors requested, and PSSIM provided the board of directors with, information about a variety of matters relating to, among other things:

•
The nature, quality and extent of the advisory and other services to be provided to the Fund by PSSIM and the assurance from PSSIM that there will be no diminution in the nature, quality and extent of services as a result of the technical “change in control” of PSSIM.

•	The investment performance of individuals affiliated with the Fund and PSSIM.

•	That there are no changes to the advisory fee rates and expense arrangements provided for in the Original Advisory Agreement.

•	The absence of any changes in the employees and staff of PSSIM or PSSIM’s day-to-day operations following the technical “change in control” of PSSIM.

•	Comparative data with respect to advisory fees or similar expenses paid by other registered investment companies with similar investment objectives.

•	The Fund’s projected operating expenses and expense ratio compared to registered investment companies with similar investment objectives.

•	Any existing and potential sources of indirect income to PSSIM from its relationships with the Fund and the profitability of those relationships.

•	Information about the services to be performed and the personnel performing such services under the New Advisory Agreement.

•	The organizational capability and financial condition of PSSIM and its affiliates.

•	PSSIM’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to PSSIM.

•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure.

In connection with the unanimous approval by the Board, including the Independent Directors, of the Interim Advisory Agreement and the New Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, the fiduciary duty of investment advisers with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards have fulfilled their duties and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Interim Advisory Agreement and the New Advisory Agreement, the Independent Directors received materials in advance of the meetings from PSSIM that included, among other things, a comparison of the fee rates charged by advisers to competing closed-end funds. The Board applied its business judgment to determine whether the arrangements between the Fund and PSSIM are reasonable business arrangements from the Fund’s perspective as well as from the perspective of the Fund’s stockholders.

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES
The Fund’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the proposals set forth in this proxy statement.
If a quorum is not present at the Special Meeting, the Chairman of the meeting may adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Fund’s stockholders may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.
If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Fund’s stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Fund’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Fund in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

Financial Statements and Other Information
The Fund will furnish, without charge, a copy its annual report and most recent semi-annual report succeeding the annual report to any stockholder upon request. Requests should be directed to the Fund at Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the applicable Fund at the address and phone number set forth below.
Requests should be directed to Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.

Other Business
The Board knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary

New York, New York
May 7, 2019

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT
BETWEEN
PRIORITY INCOME FUND, INC.
AND
PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
Agreement made this [___] day of [___] 2019, by and between Priority Income Fund, Inc., a Maryland corporation (the “Corporation”), and Priority Senior Secured Income Management, LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Corporation is an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.    Duties of the Adviser.
(a)    The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Corporation’s Registration Statement on Form N-2, dated October 25, 2018, as the same shall be amended from time to time (as amended, the “Registration Statement”), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of incorporation and by-laws, as each may be amended from time to time.  Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporation’s investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective investments; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds.  The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation.  In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Corporation’s Board of Directors.  If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.
(b)    The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
(c)    Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder.  Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation.  The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser.  Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-Adviser to comply with Sections 1(e) and 1(f) of this Agreement below as if it were the Adviser.
(d)    The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.
(e)    The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Corporation’s Board of Directors such periodic and special reports as the Corporation’s Board of Directors may reasonably request.  The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.
(f)    The Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation of Federal securities laws by the Adviser.  The Adviser shall provide the Corporation, at such times as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.
2.    Corporation’s Responsibilities and Expenses Payable by the Corporation.  All investment professionals of the Adviser, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation.  The Corporation, either directly or through reimbursement of the Adviser, will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser, Prospect Administration LLC (the “Administrator”) or affiliates thereof payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective investments; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s debt, common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between the Corporation and the Administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s securities on any securities exchange; federal, state and local taxes; Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission or any other governmental agency; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; research and market data expenses including, without limitation, news and quotation equipment and services; computer software specific to the business of the Corporation; any unreimbursed expenses incurred in connection with transactions not consummated; routine non-compensation overhead expenses of the Adviser and its investment affiliates in an amount up to 0.0625% of the Corporation’s average total assets per quarter, or 0.25% per year, which shall be calculated based on the average value of the Corporation’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under the Administration Agreement between the Corporation and the Administrator based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs. The Adviser will be entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company, up to 5.0% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered.
3.    Compensation of the Adviser.  The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an income incentive fee (“Incentive Fee”), as hereinafter set forth.  The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a)    The Base Management Fee shall be calculated at an annual rate of 2.00% of the Corporation’s average total assets as described below. For the first quarter of the Corporation’s operations commencing with the initial closing of the Corporation’s offering of its common stock to which the Registration Statement relates (the “Initial Closing”), the Base Management Fee will be calculated based on the average value of the Corporation’s total assets as of the date of the Initial Closing and at the end of the calendar quarter during which the Initial Closing occurred, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Subsequently, the Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Corporation’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base Management Fees for any partial month or quarter will be appropriately pro rated. At the Adviser’s option, the Base Management Fee for any period may be deferred, without interest thereon, and paid to the Adviser at any time subsequent to any such deferral as the Adviser determines.
(b)    The Incentive Fee shall be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives) accrued by the Corporation during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the organization and offering expenses and the Incentive Fee).  Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash.  Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return of 1.5% per quarter (6% annualized).  The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Corporation’s pre-Incentive Fee net investment income does not exceed the preferred return;  (2) 100% of the Corporation’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the preferred return but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20% of the amount of the Corporation’s pre-Incentive Fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized).  These calculations will be appropriately prorated for any period of less than three months.

4.    Covenants of the Adviser.  The Adviser covenants that it is registered as an investment adviser under the Advisers Act.  The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5.    Excess Brokerage Commissions.  The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.
6.    Limitations on the Employment of the Adviser.  The services of the Adviser and its affiliates to the Corporation are not exclusive, and the Adviser and its affiliates may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser and its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law).  So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements.  The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.
7.    Responsibility of Dual Directors, Officers and/or Employees.  If any person who is a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates is or becomes a manager, director, member, partner, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, director, member, partner, officer and/or employee of the Adviser, the Administrator or their affiliates shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates or under the control or direction of the Adviser, the Administrator or their affiliates, even if paid by the Adviser, the Administrator or their affiliates.
8.    Limitation of Liability of the Adviser; Indemnification.  The Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the them, including without limitation the Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them, including without limitation the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation.  Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).
9.    Effectiveness, Duration and Termination of Agreement.  This Agreement shall become effective as of the first date above written.  This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporation’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.  This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors or by the Adviser.  This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).  The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement.  Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 of this Agreement through the date of termination or expiration.
10.    Notices.  Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
11.    Amendments.  This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.
12.    Entire Agreement; Governing Law.  This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.  This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York and the applicable provisions of the Investment Company Act.  To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

PRIORITY INCOME FUND, INC.

By:
Name: M. Grier Eliasek
Title: Chief Executive Officer and President

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC

By:
Name: M. Grier Eliasek
Title: Chief Operating Officer and President

Priority Income Fund

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-888-887-1266 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Priority Income Fund, Inc.

Common Stock and Term Preferred Stock

PROXY FOR SHARES OF COMMON STOCK AND TERM PREFERRED STOCK FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2019

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy and attorney in-fact and hereby authorizes him to represent and vote, as provided on the other side, all shares of the Priority Income Fund, Inc. common and preferred stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at 10 East 40th Street, 44th Floor, New York, New York, on Thursday, May 30, 2019 at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-887-1266**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2019. THE PROXY STATEMENT IS AVAILABLE AT: www.proxyonline.com/docs/priorityincomefundinc2019.pdf**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Priority Income Fund, Inc. Common and Term Preferred Stock

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposals.** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" ON THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS

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